UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 20, 2004

Crompton Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	0-30270 (Commission File Number)	52-2183153 (IRS Employer Identification Number)

199 Benson Road, Middlebury, Connecticut (Address of Principal Executive Offices)	06749 (Zip Code)

(203) 573-2000
(Registrant's Telephone Number, Including Area Code)

Item 5. Other Events and Required FD Disclosure

     Crompton Corporation today announced that it is reducing capacity by year-end of two chemicals used in the production of tires in order to improve the overall profitability of the Company's rubber chemicals business.

     Crompton is reducing production of Flexzone®, an antiozonant used in tire production to prevent rubber from cracking, by 20,000 metric tons, by closing certain Asia Pacific facilities by the end of 2004 and reducing capacity in other regions. Crompton will continue to have Flexzone manufacturing plants in the Americas, Europe and Asia Pacific. In addition, the company will reduce production of a Flexzone intermediate (called 4-APDA) by 13,000 metric tons, at its Geismar, Louisiana facility by year-end. Crompton is evaluating the financial impact of these actions, including the amount of any potential impairment or other charges.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

                     *       *     *

(c) Exhibits.

Exhibit Number 99.1	Exhibit Description Press Release dated August 20, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Crompton Corporation (Registrant) By: /s/Barry J. Shainman Name: Barry J. Shainman Title: Secretary

Date: August 20, 2004

Exhibit Index
Exhibit Number 99.1	Exhibit Description Press Release dated August 20, 2004